UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 4, 2009 (November 3, 2009)

MERCK SHARP & DOHME CORP.

(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, NJ	08889
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (908) 423-1000

Merck & Co., Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 3, 2009 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 8, 2009, as amended (the “Merger Agreement”), by and among Merck & Co., Inc. (“Old Merck”), Schering-Plough Corporation (“Schering-Plough”), SP Merger Subsidiary One, Inc. (formerly Blue, Inc.) (“Merger Sub 1”), and SP Merger Subsidiary Two, Inc. (formerly Purple, Inc.) (“Merger Sub 2”). Pursuant to the Merger Agreement, Merger Sub 1 merged with and into Schering-Plough (the “SP Merger”), and Merger Sub 2 merged with and into Old Merck (the “Merck Merger,” and together with the SP Merger, the “Mergers”). As a result of the Mergers, Schering-Plough was renamed “Merck & Co., Inc.” (referred to herein as “New Merck”) and Old Merck, renamed Merck Sharp & Dohme Corp., became a wholly-owned subsidiary of New Merck. The following events took place in connection with the consummation of the Mergers:

Item 1.01.	Entry into Material Definitive Agreements.

S-P Supplemental Indenture

Effective as of the Closing Date, Old Merck and New Merck executed and delivered to The Bank of New York Mellon (the “S-P Trustee”), a Fifth Supplemental Indenture, dated as of the Closing Date (the “Fifth Supplemental Indenture”) in accordance with that certain indenture dated November 26, 2003 (the “S-P Indenture”) between New Merck and the S-P Trustee, pursuant to which Old Merck fully and unconditionally guaranteed (a) the full and punctual payment when due of all obligations of New Merck, whether for payment of principal, interest or premium on the S-P Notes (described below) when due, and all other monetary obligations of the New Merck under the S-P Indenture and the S-P Notes, and (b) the full and punctual performance with applicable grace periods of all other obligations of New Merck under the S-P Notes.

The “S-P Notes” consist of the following six outstanding series of notes issued by Schering-Plough under the Indenture prior to the Mergers (collectively, the “S-P Notes”):

1.	$1,250,000,000 5.30% Notes due 2013, issued pursuant to a First Supplemental Indenture, dated as of November 26, 2003;

2.	$1,150,000,000 6.50% Notes due 2033, issued pursuant to a Second Supplemental Indenture, dated as of November 26, 2003;

3.	$1,000,000,000 6.00% Notes due 2017, issued pursuant to a Third Supplemental Indenture, dated as of September 17, 2007;

4.	$1,000,000,000 6.55% Notes due 2037, issued pursuant to a Third Supplemental Indenture, dated as of September 17, 2007;

5.	€500,000,000 5.000% Senior Notes due 2010, issued pursuant to a Fourth Supplemental Indenture, dated as of October 1, 2007; and

6.	€1,500,000,000 5.375% Senior Notes due 2014, issued pursuant to the Fourth Supplemental Indenture, dated as of October 1, 2007.

Copies of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively. The description of the S-P Notes and the guarantee described above is qualified in its entirety by reference to the full text of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture.

Merck Supplemental Indenture

Effective as of the Closing Date, Old Merck and New Merck executed and delivered to U.S. Bank Trust National Association (the “Old Merck Trustee”), a Second Supplemental Indenture, dated as of the Closing Date (the “Second Supplemental Indenture”) in accordance with that certain indenture dated April 1, 1991 (as supplemented by the First Supplemental Indenture, dated October 1, 1997, the “Old Merck Indenture”) between Old Merck and the Old Merck Trustee, pursuant to which, prior to the Mergers, Old Merck issued the following twenty-three series of notes which remain outstanding (collectively, the “Old Merck Notes”):

1.	$35,000,000 Floating Rate Notes due November 27, 2040

2.	$46,000,000 Floating Rate Notes due December 21, 2040

3.	$25,000,000 Floating Rate Notes due December 27, 2040

4.	$26,000,000 Floating Rate Notes due February 6, 2041

5.	$34,670,000 Floating Rate Notes due June 21, 2041

6.	$25,000,000 Floating Rate Notes due July 18, 2041

7.	$43,053,000 Floating Rate Notes due December 21, 2041

8.	$30,000,000 Floating Rate Notes due November 28, 2041

9.	$75,522,000 Floating Rate Notes due August 8, 2042

10.	$68,514,000 Floating Rate Notes due February 18, 2043

11.	$41,225,000 Floating Rate Notes due February 12, 2044

12.	$1,250,000,000 1.875% Notes due 2011

13.	$250,000,000 5.125% Notes due 2011

14.	$500,000,000 4.375% Notes due 2013

15.	$1,000,000,000 4% Notes due 2015

16.	$1,000,000,000 4.75% Notes due 2015

17.	$1,250,000,000 5% Notes due 2019

18.	$250,000,000 6.3% Debentures due 2026

19.	$500,000,000 5.95% Debentures due 2028

20.	$500,000,000 6.4% Debentures due 2028

21.	$500,000,000 5.75% Notes due 2036

22.	$112,947,000 5.76% Notes due 2037

23.	$750,000,000 5.85% Notes due 2039

The Second Supplemental Indenture provides for the full and unconditional guarantee by New Merck of (a) the full and punctual payment when due of all obligations of Old Merck, whether for payment of principal, interest or premium on the Old Merck Notes when due, and all other monetary obligations of Old Merck under the Old Merck Notes, and (b) the full and punctual performance with applicable grace periods of all other obligations of Old Merck under the Old Merck Notes. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.7. The description of the Second Supplemental Indenture above is qualified in its entirety by reference to the full text of the Second Supplemental Indenture.

Old Merck Commercial Paper Guarantee

Effective as of the Closing Date, New Merck fully and unconditionally guaranteed all of the outstanding commercial paper issued by Old Merck under its commercial paper program.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

S-P Supplemental Indenture

Effective as of the Closing Date, Old Merck unconditionally guaranteed the full and punctual payment of principal of, and interest on, and all other amounts due under the S-P Notes. As of September 30, 2009, there was $4,400,000,000 and €2,000,000,000 in aggregate principal amount of S-P Notes outstanding. See the disclosure set forth under “S-P Supplemental Indenture” in Item 1.01 above, which is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) Notice of Delisting of Shares of Old Merck Common Stock

On the Closing Date, Old Merck notified the New York Stock Exchange (“NYSE”) of the anticipated closing date of the Mergers and requested that after the consummation of the Mergers the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to strike the common stock, par value $0.01 per share, of Old Merck (“Old Merck Common Stock”) from listing on the NYSE. Under the rules of the SEC, the application on Form 25 will be effective 10 days after filing with the SEC, unless the effectiveness is postponed by the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the Mergers, Old Merck issued 100 shares of common stock, representing 100 percent of the capital stock of Old Merck, to New Merck. This issuance is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 5.01.	Changes in Control of Registrant

On the Closing Date, as a result of the Mergers, a change of control of Old Merck occurred and Old Merck became a wholly owned subsidiary of New Merck.

Pursuant to the Mergers, each outstanding share of Old Merck Common Stock immediately prior to the Mergers was converted into one share of common stock, par value $0.50 per share, of New Merck (“New Merck Common Stock”).

The description of the Merger Agreement contained in this Item 5.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in each subsection of this Item 5.02 will be deemed to be disclosed in and incorporated by reference into another subsection of this Item 5.02 where such information would be relevant and required by such subsection in accordance with Form 8-K.

(b) Resignations and Terminations of Certain Officers and Directors

Effective as of the Closing Date, all of the directors of Old Merck became directors of New Merck, the new parent company of Old Merck, and (other than Richard T. Clark) are no longer directors of Old Merck.

(d) Appointment of Directors

Effective as of the Closing Date, the following individuals, each of whom is an officer of New Merck and Old Merck, were elected to serve as directors of Old Merck, together with Richard T. Clark: Kenneth C. Frazier, Peter N. Kellogg and Bruce N. Kuhlik. Following the Closing Date, the individuals serving as members of the Board of Directors of Old Merck will not receive any separate compensation for their role as a director of Old Merck.

(e) Compensatory Agreements and Arrangements

Compensation of Named Executive Officers

No changes were made in connection with the Mergers to the total compensation packages of the executives who served as the named executive officers of Old Merck immediately prior to the Closing Date; however, certain compensatory plans and arrangements of Old Merck were amended, or amended and restated, to reflect the new corporate structure as a result of the Mergers and to make technical changes deemed necessary for the continued operation of such plans following the Mergers, as described below. In addition, certain plans, including equity compensation plans, were assumed by New Merck. Those individuals who served as named executive officers of Old Merck, as well as all other Old Merck executives and employees continue to be compensated through their participation in the compensatory programs, policies and plans sponsored by Old Merck, as a wholly-owned subsidiary of New Merck as of the Closing Date. Generally, all terms and conditions that applied to any element of compensation immediately before the Mergers (which have been disclosed, as required, as part of Old Merck’s current, periodic and annual fillings) will continue to apply following the Closing Date.

The amendments to the relevant plans, including, generally, cash and non-cash incentive compensation plans, certain change in control and severance compensation arrangements, deferred compensation plans, are briefly described below.

Long Term Incentives: Old Merck amended and restated as of the Closing Date the Merck Sharp & Dohme Corp. 2007 Incentive Stock Plan (formerly known as the Merck & Co., Inc. 2007 Incentive Stock Plan) (the “MSD 2007 ISP”). The MSD 2007 ISP was assumed by New Merck, effective as of the Closing Date. A copy of the MSD 2007 ISP, as amended, is attached hereto as Exhibit 10.1. The MSD 2007 ISP is substantially the same as the Old Merck 2007 Incentive Stock Plan (the “Prior 2007 ISP”), which was approved by the shareholders of Old Merck on April 25, 2006, except with respect to the following:

•

administration of the MSD 2007 ISP by the Board of Directors of New Merck (“New Merck Board”) and its Compensation & Benefits Committee rather than by the Board of Directors of Old Merck (“Old Merck Board”) and its Compensation & Benefits Committee;

•	incentives exercisable for or settled in stock, will be exercised for or settled in shares of New Merck Common Stock rather than in shares of Old Merck Common Stock;

•

the definition of change in control, as described in the New Merck Change in Control Separation Benefits Plan, as described below, applies generally to a change in control of New Merck rather than a change in control of Old Merck, although for incentive awards outstanding on the Closing Date, a change in control of Old Merck (as it was defined in the Old Merck Change in Control Separation Benefits Plan prior to the Mergers) will also apply; and

•	limited modifications deemed necessary to reflect the fact that Old Merck is now one of a number of wholly-owned subsidiaries of New Merck.

MSD Awards Outstanding on the Closing Date: Effective as of the Closing Date, Old Merck amended several of its equity incentive plans including: (a) Merck Sharp & Dohme Corp. 2004 Incentive Stock Plan; (b) Merck Sharp & Dohme Corp. 2001 Incentive Stock Plan; (c) Merck Sharp & Dohme Corp. 1996 Incentive Stock Plan; (d) Merck & Co., Inc. 2001 Non-Employee Director Stock Option Plan; and (e) Merck & Co., Inc. 1996 Non-Employee Director Stock Option Plan, to reflect the Mergers. These plans, together with the Rosetta Inpharmatics, Inc. 2000 Stock Plan and Rosetta Inpharmatics, Inc. 1996 Stock Plan were assumed by New Merck (all plans together, the “MSD Prior Equity Plans”). The amendments, applicable to the relevant plans, are attached hereto as Exhibits 10.2 to 10.6.

The MSD Prior Equity Plans were no longer being used by Old Merck immediately prior to the Mergers to grant new awards and no new awards will be granted pursuant to any of the MSD Prior Equity Plans following the Mergers. However, a number of awards previously granted under each of the MSD Prior Equity Plans, as well as the MSD 2007 ISP and 2006 Non-Employee Director Stock Option Plan, remained outstanding on the Closing Date and have been assumed by New Merck as part of the Mergers (together, the “MSD Outstanding Incentive Awards”). Pursuant to the Merger Agreement, holders of MSD Outstanding Incentive Awards that provided for the award to be settled in, or exercised for, shares of Old Merck Common Stock, will instead receive shares of New Merck Common Stock upon such award’s settlement or exercise. Following the Mergers, the MSD Prior Equity Plans will be administered by the New Merck Board or the Compensation & Benefits Committee of the New Merck Board, as provided under the terms of the applicable plans. In addition, as discussed below as part of the New Merck Change in Control Separation Benefits Plan, a “change in control” of New Merck will apply to the MSD Outstanding Incentive Awards (other than those under the Rosetta Inpharmatics, Inc. Plans and Non-Employee Directors Stock Option Plans) and a change in control of Old Merck, based on the same definition that applies to a change in control of New Merck, but with respect to Old Merck, will also continue to apply to MSD Outstanding Incentive Awards (other than those under the Rosetta Inpharmatics, Inc. Plans and Non-Employee Directors Stock Option Plans). Except in the case of 2007 PSU awards, as discussed below, all other terms and conditions that applied to the MSD Outstanding Incentive Awards immediately prior to the Closing Date will continue in effect after the Mergers.

MSD 2007 Grants of Performance Share Units (“PSUs”): Generally, prior to the Mergers, PSU payouts were contingent on Old Merck’s performance against a pre-set objective or set of objectives. For PSUs granted through 2007, the performance award period was scheduled to be three years. The payout range is a number of shares equal to 0 percent to 200 percent of the number of target shares covered by the PSU grant. Payouts generally depend on earnings per share (EPS) growth compared to 11 other leading healthcare companies over the three-year award period. No dividends or dividend equivalents are paid during or after the award period. The peer companies were Amgen, AstraZeneca, Bristol-Myers Squibb, GlaxoSmithKline, Johnson & Johnson, Eli Lilly, Novartis, Pfizer, Sanofi-Aventis, Schering-Plough and Wyeth. Due to the Mergers, and the merger of Pfizer and Wyeth in 2009, the 2007 PSU grants were revised to terminate further performance measurements and use the 2007 and 2008 rankings to determine grant payout in 2009. As a result of the change, these grants will payout at 120% of Target.

Grants since 2007 are measured by performance versus a pre-specified target earnings per share and were not revised.

Separation, Change in Control and Other Arrangements: No changes (other than technical changes deemed necessary in light of the Mergers) are being made to the programs providing severance benefits that have previously been disclosed in Old Merck’s proxy statement and related filings, except to the Change in Control Separation Benefits Plan, discussed below.

In light of the Mergers, Old Merck amended and restated the Merck & Co., Inc. Change in Control Separation Benefits Plan, effective as of the Closing Date (the “Restated CIC Plan”). A copy of the Restated Plan is attached hereto as Exhibit 10.7. New Merck also assumed and adopted the Restated CIC Plan. The Restated CIC Plan is substantially the same as the Old Merck Change in Control Separation Benefits Plan (the “Prior CIC Plan”) which was approved by the Old Merck Board in November 2004, except with respect to the following:

•	Administration of the Restated CIC Plan by the New Merck Board and its Compensation & Benefits Committee rather than by the Old Merck Board and its Compensation & Benefits Committee;

•	The definition of “change in control,” as described below, applies generally to a “change in control” of New Merck rather than Old Merck; and

•	Limited modifications deemed necessary to reflect the fact that Old Merck is now one of a number of wholly owned subsidiaries of New Merck.

Consistent with the Prior CIC Plan, the Restated CIC Plan provides employees of Old Merck (and its subsidiaries) who are members of New Merck’s Executive Committee and other Vice-President-level managers of Old Merck (and its subsidiaries) with certain severance benefits upon qualifying terminations of employment in connection with or within two years following a change in control of New Merck. In addition, as required under the Prior CIC Plans provisions regarding plan amendments, the Restated CIC Plan retains the provisions for participants in the Prior CIC Plan as of the date of the Mergers which provide certain severance benefits upon qualifying termination of employment in connection with or within two years following a change in control of Old Merck, provided such a change in control of Old Merck occurs before the first anniversary of the Mergers.

Other Plans and Programs

The Merck Deferral Program: Old Merck amended and restated, and New Merck assumed and adopted, the Merck Deferral Program, effective as of the Closing Date (the “Restated Merck Deferral Program”). A copy of the Restated Merck Deferral Program is attached hereto as Exhibit 10.8. The Restated Merck Deferral Plan combines and is substantially the same as the Merck Deferral Program and the Base Salary Deferral Plan in effect prior to the Closing Date of the Mergers, except that administration will be by the Compensation & Benefits Committee of the New Merck Board. This plan provides certain executives of Old Merck with the ability to elect to defer portions of their base salary and other compensation by “investing” such amounts in phantom investments selected by the executive from an array of investment options that mirrors the funds in Old Merck’s qualified savings plan, as limited by the terms of the plan.

Item 5.03.	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the certificate of incorporation and bylaws of Old Merck were amended and restated in their entirety to, among other things, rename Old Merck as “Merck Sharp & Dohme Corp.” A copy of the certificate of incorporation and bylaws of Old Merck are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On November 3, 2009, Old Merck and Schering-Plough jointly issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated as of March 8, 2009, by and among Merck & Co., Inc., Schering-Plough Corporation, SP Merger Subsidiary One, Inc. (formerly Blue, Inc.) and SP Merger Subsidiary Two, Inc. (formerly Purple, Inc.) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Merck & Co., Inc. (renamed Merck Sharp & Dohme Corp.) on March 10, 2009).

3.1	Restated Certificate of Incorporation of Merck & Co., Inc. (renamed Merck Sharp & Dohme Corp.) effective as of November 3, 2009

3.2	Bylaws of Merck Sharp & Dohme Corp., effective as of November 3, 2009

4.1	Indenture, dated as of November 26, 2003, between Schering-Plough Corporation and the Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on November 28, 2003)

4.2	First Supplemental Indenture, dated as of November 26, 2003, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on November 28, 2003)

4.3	Second Supplemental Indenture dated as of November 26, 2003, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on November 28, 2003)

4.4	Third Supplemental Indenture, dated as of September 17, 2007, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Schering-Plough Corporation on (renamed Merck & Co., Inc.) September 17, 2007)

4.5	Fourth Supplemental Indenture dated as of October 1, 2007, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on October 2, 2007)

4.6	Fifth Supplemental Indenture, dated as of November 3, 2009, 2009, between Merck & Co., Inc., Merck Sharp & Dohme Corp. and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

4.7	Second Supplemental Indenture, dated as of November 3, 2009, between Merck Sharp & Dohme Corp., Merck & Co., Inc. and U.S. Bank Trust National Association, as Trustee

(incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.1	Merck Sharp & Dohme Corp. 2007 Incentive Stock Plan (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.2	Merck Sharp & Dohme Corp. 2004 Incentive Stock Plan (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.3	Merck Sharp & Dohme Corp. 2001 Incentive Stock Plan (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.4	Merck Sharp & Dohme Corp. 1996 Inventive Stock Plan (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.5	Merck & Co., Inc. 2001 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.6	Merck & Co., Inc. 1996 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.7	Merck & Co., Inc. Change in Control Separations Benefits Plan (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.8	Merck Sharp & Dohme Corp. Deferral Program, including the base Salary Deferral Plan (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

99.1	Joint Press Release, dated November 3, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2009

Merck Sharp & Dohme Corp.

By:	/S/ DEBRA A. BOLLWAGE
Name:	Debra A. Bollwage
Title:	Assistant Secretary

INDEX TO EXHIBITS

Number	Description

2.1	Agreement and Plan of Merger, dated as of March 8, 2009, by and among Merck & Co., Inc., Schering-Plough Corporation, SP Merger Subsidiary One, Inc. (formerly Blue, Inc.) and SP Merger Subsidiary Two, Inc. (formerly Purple, Inc.) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Merck & Co., Inc. (renamed Merck Sharp & Dohme Corp.) on March 10, 2009).

3.1	Restated Certificate of Incorporation of Merck & Co., Inc. (renamed Merck Sharp & Dohme Corp.), effective as of November 3, 2009

3.2	Bylaws of Merck Sharp & Dohme Corp., effective as of November 3, 2009

4.1	Indenture, dated as of November 26, 2003, between Schering-Plough Corporation and the Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Schering-Plough Corporation on November 28, 2003)

4.2	First Supplemental Indenture, dated as of November 26, 2003, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on November 28, 2003)

4.3	Second Supplemental Indenture dated as of November 26, 2003, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on November 28, 2003)

4.4	Third Supplemental Indenture, dated as of September 17, 2007, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on September 17, 2007)

4.5	Fourth Supplemental Indenture dated as of October 1, 2007, between Schering-Plough Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Schering-Plough Corporation (renamed Merck & Co., Inc.) on October 2, 2007)

4.6	Fifth Supplemental Indenture, dated as of November 3, 2009, between Merck & Co., Inc., Merck Sharp & Dohme Corp. and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

4.7	Second Supplemental Indenture, dated as of November 3, 2009, between Merck Sharp & Dohme Corp., Merck & Co., Inc. and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.1	Merck Sharp & Dohme Corp. 2007 Incentive Stock Plan (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.2	Merck Sharp & Dohme Corp. 2004 Incentive Stock Plan (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.3	Merck Sharp & Dohme Corp. 2001 Incentive Stock Plan (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.4	Merck Sharp & Dohme Corp. 1996 Inventive Stock Plan (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.5	Merck & Co., Inc. 2001 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.6	Merck & Co., Inc. 1996 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.7	Merck & Co., Inc. Change in Control Separations Benefits Plan (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

10.8	Merck Sharp & Dohme Corp. Deferral Program, including the base Salary Deferral Plan (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)

99.1	Joint Press Release, dated November 3, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Merck & Co., Inc. on November 4, 2009)